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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-81210) and Form S-8 (Nos. 333-67650, 333-67436,
and 333-30356) of Quovadx, Inc. (formally XCare.net, Inc.) of our report dated March 23, 2001 relating to the consolidated financial statements and consolidated financial statement schedule, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

Denver, Colorado
March 22, 2002